Annual Report July 31, 1997

                                   OPPENHEIMER
                                      Cash
                                    Reserves


                         [PICTURE OF CHECKBOOK AND PEN]

                               [OPPENHEIMER LOGO]
                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

Contents

 3   President's Letter

 4   An Interview with the Fund's Managers

 6   Statement of Investments

 9   Statement of Assets and Liabilities

10   Statement of Operations

11   Statements of Changes in Net Assets

12   Financial Highlights

14   Notes to Financial Statements

17   Independent Auditors' Report

18   Federal Income Tax Information

19   Officers & Trustees

20   Information & Services


[bullet] Oppenheimer Cash Reserves is for investors seeking maximum current income consistent with stability of principal.

[bullet] "Now, rather than chasing the market, the Fund has settled into a more comfortable pace."
                                             --Dottie Warmack, Portfolio Manager


7-day Annualized Yield(2)                     12-month Annualized Yield(2)
For the Period Ended 7/31/97                  For the Period Ended 7/31/97

Class A                                       Class A
 With            Without                       With              Without
 Compounding(1)  Compounding                   Compounding(1)    Compounding
 4.45%           4.36%                         4.41%             4.32%


Class B                                       Class B
 With            Without                       With              Without
 Compounding(1)  Compounding                   Compounding(1)    Compounding
 3.84%           3.77%                         3.82%             3.75%


Class C                                       Class C
 With            Without                       With              Without
 Compounding(1)  Compounding                   Compounding(1)    Compounding
 3.81%           3.74%                         3.84%             3.77%


Past performance does not guarantee future results. Yields will fluctuate.

1. Compounded yields assume reinvestment of dividends.

2. As of 6/30/97, the Fund's 7-day annualized yields for Class A, B, and C shares were 4.55%, 3.94% and 3.93% with compounding and 4.45%, 3.87% and 3.86% without compounding, respectively. Compounded annualized yields for Class A, B and C shares for the 12 months ended 6/30/97 were 4.42%, 3.83% and 3.85%, respectively. Without compounding, the annualized yields for the 12 months ended 6/30/97 were 4.33%, 3.76% and 3.78%, respectively.


                           2 Oppenheimer Cash Reserves

Dear shareholder,
--------------------------------------------------------------------------------


[PHOTO OF JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer
Cash Reserves


[PHOTO OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Cash Reserves


We'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments.

      On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, we'd like to share a few global observations.

      As we consider the world's financial markets over the past twelve months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ James C. Swain                /s/ Bridget A. Macaskill
    --------------                    --------------------
    James C. Swain                    Bridget A. Macaskill

August 21, 1997

                           3 Oppenheimer Cash Reserves

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed over the past year?

Oppenheimer Cash Reserves has performed very well during the period. The Fund has maintained a stable share price of $1.00 per share, while providing a steady stream of monthly income.

        The concern over the possibility of further tightening of interest rates by the Federal Reserve made for a very nervous bond market. But we used this market climate to our advantage. First, by "laddering" our maturities across the board, we had money working at all different levels during the Federal Open Market Committee (FOMC) meetings. And second, we picked up yield through longer-term investments that benefited from the stabilization in interest rates.

        By extending maturities to approach the average maturity of other money funds with the same objectives as ours, we've positioned the Fund more conservatively. In March 1997, our average maturity was 40 days. But, as of July 31, 1997, our average maturity rose to 49 days. This new posture remains in line with the Fund's strategy to achieve the highest possible yields, without sacrificing safety or liquidity.

"By 'laddering' our maturities across the board . . ."

What factors have had a positive effect on the portfolio?

When the Fed raised interest rates on March 25, 1997, the Fund was using a "barbell" strategy that involved keeping money "up front" by primarily investing in short, average-maturity instruments, while allocating some money to longer maturities in pursuit of higher yields. Since we had a lot of cash to reinvest from the short maturities, we took advantage of the rate hike by purchasing six-month maturities that evenly structured our maturities across the board.


                          4 Oppenheimer Cash Reserves

Did anything negatively impact performance?

High valuations and uncertainty in the stock market during the first half of 1997 made some investors jittery. This resulted in a surplus of money flowing out of the stock market and into cash funds--all of which was vying for the same pool of short commercial paper. The increased demand drove bond prices up, which in turn lowered potential yields.

". . . the Fund had money working at all levels."

What areas of the market are you currently targeting?

The portfolio invests primarily in commercial paper, which are short-term notes issued by a corporation, bank or trust. Our strategy is to invest in the securities that represent minimal credit risk. Through our independent credit analysis--identifying and investing in securities that are improving credits--we are able to add value, which translates into additional yield.

What is your outlook for the Fund?

Barring further Fed actions, the Fund has settled into a more comfortable pace for the second half of 1997. Rather than chasing the market, we've settled into a better rhythm of taking advantage of market developments within the Fund's strategy. However, if we see signs in the market and economy that are likely to prompt the Fed to hike interest rates, we would shorten the portfolio's maturity--which would enable us to reinvest quickly at higher yields.


                           5 Oppenheimer Cash Reserves

Statement of Investments  July 31, 1997

                                                                 Face         Value
                                                                 Amount       See Note 1
----------------------------------------------------------------------------------------
Bankers' Acceptances--2.1%
----------------------------------------------------------------------------------------
BankBoston, N.A., 5.60%, 10/24/97                              $5,000,000    $ 4,934,667
----------------------------------------------------------------------------------------
Direct Bank Obligations--7.1%
----------------------------------------------------------------------------------------
Abbey National North America Corp., 5.54%, 1/23/98              5,000,000      4,865,347
----------------------------------------------------------------------------------------
Bankers Trust Co., New York, 5.71%, 4/15/98(1)                  7,000,000      7,000,000
----------------------------------------------------------------------------------------
CoreStates Bank, N.V., 5.596%, 12/18/97(1)                      5,000,000      4,998,919
                                                                            ------------
Total Direct Bank Obligations                                                 16,864,266
----------------------------------------------------------------------------------------
Letters of Credit--9.0%
----------------------------------------------------------------------------------------
ABN Amro Bank, N.V., guaranteeing commercial paper of Formosa
Plastics Corp. USA-Series A, 5.63%, 8/28/97                     5,000,000      4,978,888
----------------------------------------------------------------------------------------
Bayerische Vereinsbank AG, guaranteeing commercial paper of:
Banco Rio de la Plata S.A.-Series A, 5.31%, 8/25/97             4,000,000      3,985,840
----------------------------------------------------------------------------------------
Societe Generale, guaranteeing commercial paper of:
Banco Nacionale de Comericio Exterior SNC-Series A,
5.61%, 12/2/97                                                  5,500,000      5,394,852
Nacional Financiera SNC-Series A, 5.75%, 8/18/97                7,000,000      6,980,993
                                                                            ------------
Total Letters of Credit                                                       21,340,573
----------------------------------------------------------------------------------------
Short-Term Notes--81.5%
----------------------------------------------------------------------------------------
Banks--2.1%
Bankers Trust Co., New York, 5.54%, 12/11/97                    5,000,000      4,898,433
----------------------------------------------------------------------------------------
Broker/Dealers--26.2%
Bear Stearns Cos., Inc.:
5.677%, 2/9/98(1)                                               5,000,000      5,005,412
5.75%, 4/1/98(1)                                                5,000,000      5,000,000
5.875%, 2/20/98(1)                                              4,000,000      4,004,365
----------------------------------------------------------------------------------------
CS First Boston, Inc., 5.54%, 1/22/98(2)                        2,000,000      1,946,447
----------------------------------------------------------------------------------------
Dean Witter, Discover & Co., 5.868%, 9/29/97(1)                 2,500,000      2,500,919
----------------------------------------------------------------------------------------
Goldman Sachs Group, L.P., 5.844%, 10/10/97(3)                  6,000,000      6,000,000
----------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
5.62%, 11/21/97                                                 7,000,000      6,877,609
5.64%, 9/10/97                                                  5,000,000      4,968,667
----------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.54%, 12/12/97                                                 2,500,000      2,448,740
5.55%, 12/17/97                                                 8,000,000      7,829,800
----------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co., 5.812%, 3/24/98    7,251,000      7,251,000
----------------------------------------------------------------------------------------
Republic New York Securities Corp., 6.06%, 4/24/98(1)           8,000,000      8,000,000
                                                                            ------------
                                                                              61,832,959


                           6 Oppenheimer Cash Reserves

                                                                 Face         Value
                                                                 Amount       See Note 1
----------------------------------------------------------------------------------------
Commercial Finance--14.3%
CIT Group Holdings, Inc., 5.625%, 9/17/97(1)                   $5,000,000    $ 4,999,533
----------------------------------------------------------------------------------------
Countrywide Home Loans, 6.069%, 1/28/98(1)                      5,000,000      5,007,782
----------------------------------------------------------------------------------------
FINOVA Capital Corp.:
5.57%, 11/10/97                                                 5,000,000      4,921,865
5.61%, 10/30/97                                                 2,000,000      1,971,950
5.64%, 9/8/97                                                   5,000,000      4,970,233
----------------------------------------------------------------------------------------
Heller Financial, Inc.:
5.75%, 12/15/97                                                 4,000,000      3,913,111
5.75%, 9/4/97                                                   8,000,000      7,956,556
                                                                            ------------
                                                                              33,741,030
----------------------------------------------------------------------------------------
Diversified Financial--9.2%
Associates Corp. of North America, 5.875%, 8/1/97               8,911,000      8,911,000
----------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.31%, 8/6/97                                                   5,000,000      4,996,299
5.73%, 11/18/97                                                 3,000,000      2,947,952
5.75%, 4/21/98(1)                                               5,000,000      4,998,154
                                                                            ------------
                                                                              21,853,405
----------------------------------------------------------------------------------------
Electronics--1.3%
Mitsubishi Electric Finance America, Inc., 5.65%, 8/27/97(2)    3,000,000      2,987,758
----------------------------------------------------------------------------------------
Industrial Services--3.0%
Atlas Copco AB, 5.625%, 8/25/97(2)                              5,000,000      4,981,250
----------------------------------------------------------------------------------------
PHH Corp., 5.618%, 1/27/98(1)                                   2,000,000      1,999,806
                                                                            ------------
                                                                               6,981,056
----------------------------------------------------------------------------------------
Insurance--2.1%
Pacific Mutual Life Insurance Co., 5.744%, 7/21/97(1)(3)        5,000,000      5,000,000
----------------------------------------------------------------------------------------
Savings & Loans--5.5%
Great Western Bank FSB:
5.61%, 9/12/97                                                  5,000,000      4,967,275
5.61%, 9/17/97                                                  3,000,000      2,978,027
5.63%, 9/10/97                                                  5,000,000      4,968,722
                                                                             ------------
                                                                              12,914,024
----------------------------------------------------------------------------------------
Special Purpose Financial--17.8%
Asset Backed Capital Finance, Inc.:
5.60%, 12/26/97(1)(3)                                           4,000,000      3,998,630
5.65%, 9/23/97                                                  1,000,000        991,682
----------------------------------------------------------------------------------------
Beta Finance, Inc., 5.65%, 9/15/97(2)                           6,000,000      5,957,625


                           7 Oppenheimer Cash Reserves

                                                                 Face         Value
                                                                 Amount       See Note 1
----------------------------------------------------------------------------------------
Special Purpose Financial (continued)
Enterprise Funding Corp.:
5.62%, 9/3/97(2)                                              $ 5,981,000   $  5,950,188
5.65%, 12/15/97(2)                                              3,000,000      2,935,967
5.67%, 8/18/97(2)                                               3,000,000      2,991,967
----------------------------------------------------------------------------------------
New Center Asset Trust, 5.55%, 12/29/97                         3,000,000      2,930,625
----------------------------------------------------------------------------------------
Preferred Receivables Funding Corp., 5.63%, 8/19/97             5,875,000      5,858,462
----------------------------------------------------------------------------------------
RACERS Series 1996-MM-12-3, 5.668%, 12/15/97(1)(3)              3,000,000      3,000,000
----------------------------------------------------------------------------------------
Sigma Finance, Inc., 5.55%, 10/6/97(2)                          2,500,000      2,474,563
----------------------------------------------------------------------------------------
TIERS Series DCMT 1996-A, 5.698%, 10/15/97(1)(3)                5,000,000      5,000,000
                                                                            ------------
                                                                              42,089,709
                                                                            ------------
Total Short-Term Notes                                                       192,298,374
----------------------------------------------------------------------------------------
U.S. Government Agencies--2.1%
----------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.93%, 8/1/97(1)                        5,000,000      5,000,000
----------------------------------------------------------------------------------------
Total Investments, at Value                                         101.8%   240,437,880
----------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                (1.8)    (4,334,526)
                                                              -----------   ------------
Net Assets                                                          100.0%  $236,103,354
                                                              ===========    ===========

Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.


1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on July 31, 1997. This instrument may also have a demand feature which allows, on up to 30 days notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $30,225,765, or 12.80% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $22,998,630, or 9.74% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

See accompanying Notes to Financial Statements.


                           8 Oppenheimer Cash Reserves

Statement of Assets and Liabilities  July 31, 1997

----------------------------------------------------------------------------------------------------
Assets
Investments, at value--see accompanying statement                                       $240,437,880
----------------------------------------------------------------------------------------------------
Cash                                                                                         374,059
----------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                         1,281,224
Interest                                                                                     617,488
----------------------------------------------------------------------------------------------------
Other                                                                                         87,486
                                                                                        ------------
Total assets                                                                             242,798,137
----------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                                     6,243,447
Dividends                                                                                    302,465
Shareholder reports                                                                           57,081
Transfer and shareholder servicing agent fees                                                 46,690
Distribution and service plan fees                                                            29,105
Other                                                                                         15,995
                                                                                        ------------
Total liabilities                                                                          6,694,783
----------------------------------------------------------------------------------------------------
Net Assets                                                                              $236,103,354
                                                                                        ============
----------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                         $236,108,871
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                      (5,517)
----------------------------------------------------------------------------------------------------
Net assets                                                                              $236,103,354
                                                                                        ============
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $172,969,845 and 173,031,349 shares of beneficial interest outstanding)              $1.00
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $54,008,935 and 54,008,096 shares of beneficial interest outstanding)                $1.00
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $9,124,574 and 9,124,096 shares of beneficial interest outstanding)                  $1.00

See accompanying Notes to Financial Statements.


                           9 Oppenheimer Cash Reserves

Statement of Operations  For the Year Ended July 31, 1997

---------------------------------------------------------------------
Investment Income
Interest                                                  $14,514,957
---------------------------------------------------------------------
Expenses
Management fees--Note 3                                     1,286,675
---------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 3       1,032,743
---------------------------------------------------------------------
Distribution and service plan fees--Note 3:
Class A                                                       348,634
Class B                                                       505,099
Class C                                                        81,952
---------------------------------------------------------------------
Registration and filing fees:
Class A                                                       168,435
Class B                                                        63,969
Class C                                                        10,387
---------------------------------------------------------------------
Shareholder reports                                           207,407
---------------------------------------------------------------------
Custodian fees and expenses                                    22,201
---------------------------------------------------------------------
Legal and auditing fees                                        16,778
---------------------------------------------------------------------
Insurance expenses                                              4,693
---------------------------------------------------------------------
Other                                                          20,614
                                                         ------------
Total expenses                                              3,769,587
---------------------------------------------------------------------
Net Investment Income                                      10,745,370
---------------------------------------------------------------------
Net Realized Gain on Investments                                2,265
---------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations      $10,747,635
                                                         ============

See accompanying Notes to Financial Statements.


                          10 Oppenheimer Cash Reserves

Statements of Changes in Net Assets

                                                                                    Year Ended
                                               Year Ended July 31,                  December 31,
                                               1997               1996(1)           1995
-------------------------------------------------------------------------------------------------
Operations
Net investment income                           $  10,745,370      $  5,166,134      $  6,676,570
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                2,265            (6,753)           37,450
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         10,747,635         5,159,381         6,714,020
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Class A                                            (7,785,359)       (3,897,426)       (4,996,089)
Class B                                            (2,546,870)       (1,119,443)       (1,474,886)
Class C                                              (413,141)         (143,788)         (249,786)
-------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets
resulting from beneficial interest
transactions--Note 2:
Class A                                             2,937,563        21,502,771        49,175,977
Class B                                           (31,565,083)       48,195,633        (9,426,294)
Class C                                            (2,592,039)        6,692,718          (580,955)
-------------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                         (31,217,294)       76,389,846        39,161,987
-------------------------------------------------------------------------------------------------
Beginning of period                               267,320,648       190,930,802       151,768,815
                                                -------------      ------------      ------------
End of period                                   $ 236,103,354      $267,320,648      $190,930,802
                                                =============      ============      ============

1. For the period ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

See accompanying Notes to Financial Statements.


                          11 Oppenheimer Cash Reserves

Financial Highlights

                                                       Class A
                                      -------------------------------------------------------------------------------
                                      Year Ended July 31,         Year Ended December 31,
                                      1997          1996(2)        1995         1994        1993         1992
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value,
beginning of period                   $   1.00      $   1.00       $   1.00     $  1.00     $  1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------
Income from investment
operations -- net investment
income and net realized gain               .04           .03            .05         .03         .02           .03
Dividends and distributions to
shareholders                              (.04)         (.03)          (.05)       (.03)       (.02)         (.03)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $   1.00      $   1.00       $   1.00     $  1.00     $  1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)       4.41%         2.68%          4.84%       3.22%       2.05%         3.07%
---------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                        $172,970      $170,031       $148,529     $99,361     $70,924      $ 89,266
---------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                        $179,948      $149,889       $105,349     $87,908     $76,910      $104,970
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                     4.33%         4.47%(6)       4.71%       3.25%       1.99%         3.07%
Expenses                                  1.29%         1.06%(6)       1.36%       1.32%       1.55%         1.25%(7)


1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from August 17, 1993 (inception of offering) to December 31, 1993.

4. Less than $.005 per share.

                          12 Oppenheimer Cash Reserves

Class B                                                        Class C
-------------------------------------------------------        ----------------------------------------------------------
Year Ended July 31,        Year Ended December 31,             Year Ended July 31,       Year Ended December 31,
1997        1996(2)        1995       1994       1993(3)       1997        1996(2)       1995         1994        1993(1)
-------------------------------------------------------------------------------------------------------------------------
  $1.00       $1.00          $1.00      $1.00    $1.00           $1.00      $1.00         $1.00        $1.00      $1.00
-------------------------------------------------------------------------------------------------------------------------
    .04         .02            .04        .03       --(4)          .04        .02           .04          .02         --(4)
   (.04)       (.02)          (.04)      (.03)      --(4)         (.04)      (.02)         (.04)        (.02)        --(4)
-------------------------------------------------------------------------------------------------------------------------
  $1.00       $1.00          $1.00      $1.00    $1.00           $1.00      $1.00         $1.00        $1.00      $1.00
  =====       =====          =====      =====    =====           =====      =====         =====        =====      =====

-------------------------------------------------------------------------------------------------------------------------
   3.82%       2.35%          4.26%      2.54%    0.56%           3.84%      2.35%         4.21%        2.51%      0.14%
-------------------------------------------------------------------------------------------------------------------------
$54,009     $85,573        $37,378    $46,803     $628         $ 9,125    $11,717        $5,024       $5,604         $1
-------------------------------------------------------------------------------------------------------------------------
$67,333     $49,226        $35,360    $21,262     $454         $10,930    $ 6,333        $6,040       $2,107         $1
-------------------------------------------------------------------------------------------------------------------------
   3.78%       3.91%(6)       4.15%      3.05%    1.49%(6)        3.78%      3.91%(6)      4.12%        3.19%      1.18%(6)
   1.84%       1.61%(6)       1.92%      1.89%    2.12%(6)        1.85%      1.61%(6)      1.97%        1.90%      2.35%(6)

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

6. Annualized.

7. The expense ratio was 1.42% absent the voluntary reimbursement by the Manager.

See accompanying Notes to Financial Statements.

13 Oppenheimer Cash Reserves

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal by investing in "money market" securities meeting specified quality standards. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.


                          14 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                    Year Ended July 31, 1997          Period Ended July 31, 1996(1)       Year Ended December 31, 1995
               ----------------------------------- ----------------------------------- --------------------------------
               Shares            Amount            Shares             Amount           Shares            Amount
               ----------------- ----------------- ----------------- ----------------- ----------------- --------------
Class A:
Sold              539,202,800    $  539,202,800       265,507,057    $  265,507,057       367,360,698    $  367,360,698
Dividends and
distributions
reinvested          7,258,877         7,258,877         3,477,339         3,477,339         4,666,289         4,666,289
Redeemed         (543,524,114)     (543,524,114)     (247,481,625)     (247,481,625)     (322,851,010)     (322,851,010)
                -------------    --------------     -------------    --------------     -------------    --------------
Net increase        2,937,563    $    2,937,563        21,502,771    $   21,502,771        49,175,977    $   49,175,977
                =============    ==============     =============    ==============     =============    ==============
-----------------------------------------------------------------------------------------------------------------------
Class B:
Sold              228,968,814    $  228,968,814       175,381,171    $  175,381,171       111,551,709    $  111,551,709
Dividends and
distributions
reinvested          2,072,482         2,072,482           836,342           836,342         1,179,668         1,179,668
Redeemed         (262,606,379)     (262,606,379)     (128,021,880)     (128,021,880)     (122,157,671)     (122,157,671)
                -------------    --------------     -------------    --------------     -------------    --------------
Net increase
(decrease)        (31,565,083)   $  (31,565,083)       48,195,633    $   48,195,633        (9,426,294)   $   (9,426,294)
                =============    ==============     =============    ==============     =============    ==============

-----------------------------------------------------------------------------------------------------------------------
Class C:
Sold               72,171,736    $   72,171,736        32,552,967    $   32,552,967        20,708,644    $   20,708,644
Dividends and
distributions
reinvested            343,761           343,761           116,233           116,233           207,924           207,924
Redeemed          (75,107,536)      (75,107,536)      (25,976,482)      (25,976,482)      (21,497,523)      (21,497,523)
                -------------    --------------     -------------    --------------     -------------    --------------
Net increase
(decrease)         (2,592,039)   $   (2,592,039)        6,692,718    $    6,692,718          (580,955)   $     (580,955)
                =============    ==============     =============    ==============     =============    ==============

1. The Fund changed its fiscal year end from December 31 to July 31.


                          15 Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
3. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $250 million of net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion.

              Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $61,806 and $5,635, respectively, of which $11,448 and $1,225 were paid to an affiliated broker/dealer for Class B and Class C, respectively.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.20% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended July 31, 1997, OFDI paid $92,272 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

              The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. At present, these service fees are set at zero for Class B and Class C shares. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1997, OFDI retained $505,099 and $81,952, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated.


                          16 Oppenheimer Cash Reserves

Independent Auditors' Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Cash Reserves:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Cash Reserves as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the seven months ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the period January 1, 1992 to July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves at July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Denver, Colorado
August 21, 1997


                          17 Oppenheimer Cash Reserves

Federal Income Tax Information  (Unaudited)

--------------------------------------------------------------------------------
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           None of the dividends paid by the Fund during the fiscal year ended July 31, 1997 are eligible for the corporate dividend-received deduction.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


                          18 Oppenheimer Cash Reserves

Oppenheimer Cash Reserves

--------------------------------------------------------------------------------
Officers and Trustees   James C. Swain, Chairman and Chief Executive Officer
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Avis, Trustee
                        William A. Baker, Trustee
                        Charles Conrad, Jr., Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Raymond J. Kalinowski, Trustee
                        C. Howard Kast, Trustee
                        Robert M. Kirchner, Trustee
                        Ned M. Steel, Trustee
                        George C. Bowen, Vice President, Treasurer and
                          Assistant Secretary
                        Andrew J. Donohue, Vice President and Secretary
                        Dorothy G. Warmack, Vice President
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Adviser      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of            Citibank, N.A.
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors    Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.

                        This is a copy of a report to shareholders of Oppenheimer Cash Reserves. This report must be preceded or accompanied by a Prospectus of Oppenheimer Cash Reserves. For material information concerning the Fund, see the Prospectus.
                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                          19 Oppenheimer Cash Reserves

Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account information

www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-852-8457


PhoneLink
24-hr automated information and automated transactions

1-800-533-3310


Telecommunication Device for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461


OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that affect your investments

1-800-835-3104


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

[OPPENHEIMER LOGO]
OppenheimerFunds(SM)
Distributor, Inc.

RA0760.001.0797 September 30, 1997